EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of TransAlta Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying Report of Foreign Private Issuer on Form 6-K of the Company (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 4, 2016	By:	/s/ Donald Tremblay
Donald Tremblay
Chief Financial Officer